UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2010

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 North Sam Houston Parkway East, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 3 to Credit Agreement

     Helix Energy Solutions Group, Inc., a Minnesota corporation (“Helix”), as borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer and the lenders party to the Credit Agreement (as defined below) have entered into Amendment No. 3 to Credit Agreement dated as of February 19, 2010 (the “Third Amendment”) which amends the existing Credit Agreement dated as of July 3, 2006, as amended by Amendment No. 1 to Credit Agreement dated November 29, 2007 and Amendment No. 2 to the Credit Agreement dated  October 9, 2009 (the “Credit Agreement”), by and among Helix, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer and the lenders party thereto. The Third Amendment was executed and delivered on February 19, 2010.

The Third Amendment, among other things:

·
increases the consolidated leverage ratio that Helix is required to comply with from the current permitted leverage ratio of 3.50 to 1.00.  Beginning with the quarter ending March 31, 2010, the ratio will be changed as follows:

o	March 31, 2010 – 5.00 to 1.00

o	June 30, 2010 – 5.50 to 1.00

o	September 30, 2010 – 5.00 to 1.00

o	December 31, 2010 – 4.50 to 1.00

o	March 31, 2011 and thereafter – 4.00 to 1.00

·	adds a new covenant for “Consolidated Senior Secured Leverage Ratio.” Helix is required to comply with this new covenant beginning with the quarter ending March 31, 2010. The ratio will be as follows:

o	March 31 and June 30, 2010 – 2.50 to 1.00

o	September 30, 2010 – 2.25 to 1.00

o	December 31, 2010 and thereafter – 2.00 to 1.00

·
increases the margin on Revolving Loans by 0.50% should the consolidated leverage ratio exceed 4.50 to 1.00 and increases the margin on the Term Loan by 0.25% if consolidated leverage is less than 4.50 to 1.00 and 0.50% if consolidated leverage is equal to or greater than 4.50 to 1.00.

The foregoing summary of the provisions of the Third Amendment is a general description, does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of such agreement which are attached hereto as Exhibit 10.1 and are incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2010, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its fourth quarter and year-end results of operation for the period ended December 31, 2009.  Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the press release.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 7.01 Regulation FD Disclosure.

On February 24, 2010, Helix issued a press release announcing its fourth quarter and year-end results of operation for the period ended December 31, 2009.  In addition, on February 25, 2010, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and the slides for the Fourth Quarter Earnings Conference Call Presentation issued by Helix. The presentation materials will also be posted beginning on February 24, 2010 in the Presentations section under Investor Relations of Helix’s website, www.helixesg.com.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits.

Number                      Description
----------                        --------------
10.1	Amendment No. 3 to Credit Agreement, dated as of February 19, 2010, by and among Helix, as borrower, Bank of America, N.A., as administrative agent, and the lenders named thereto.

99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 24, 2010 reporting financial results for the fourth quarter of 2009 and for the year ending December 31, 2009.

99.2	Fourth Quarter Earnings Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 24, 2010

HELIX ENERGY SOLUTIONS GROUP, INC.

  By:          /s/ Anthony Tripodo
                    Anthony Tripodo
               Executive Vice President and
                                                                                       Chief Financial Officer

Index to Exhibits

Exhibit No.                              Description
--------------------       ------------------------------------
10.1	Amendment No. 3 to Credit Agreement, dated as of February 19, 2010, by and among Helix, as borrower, Bank of America, N.A., as administrative agent, and the lenders named thereto.
99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 24, 2010 reporting financial results for the fourth quarter of 2009 and for the year ending December 31, 2009.

99.2	Fourth Quarter Earnings Conference Call Presentation.